Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
DEBT

Debt outstanding consists of the following:

	As of December 31, 2014			As of December 31, 2013
	Total Principal	Current and Short-Term	Long-Term	Total Principal	Current and Short-Term	Long-Term
In millions
Long-term notes	$207.1	$2.1	$205.0	$10.4	$2.8	$7.6

Senior Secured Credit Facility
The Company and its direct subsidiary, SunEdison Semiconductor B.V. (the “Borrower”), entered into a credit agreement on May 27, 2014 with Goldman Sachs Bank USA, as administrative agent, sole lead arranger, and sole syndication agent, and, together with Macquarie Capital (USA) Inc., as joint bookrunners, Citibank, N.A., as letter of credit issuer, and the lender parties thereto (the “Credit Facility”). The Credit Facility provides for: (i) a senior secured term loan facility in an aggregate principal amount up to $210.0 million (the “Term Facility”); and (ii) a senior secured revolving credit facility in an aggregate principal amount up to $50.0 million (the “Revolving Facility”). The Borrower may obtain, under the Revolving Facility, (i) letters of credit and bankers’ acceptances in an aggregate stated amount up to $15.0 million; and (ii) swing line loans in an aggregate principal amount up to $15.0 million. The Term Facility has a five-year term, ending May 27, 2019, and the Revolving Facility has a three-year term, ending May 27, 2017. The full amount of the Term Facility was drawn on May 27, 2014. No amounts were outstanding under the Revolving Facility as of December 31, 2014, but $3.2 million of third party letters of credit were outstanding, which reduced the available borrowing capacity. The principal amount of the Term Facility must be repaid in quarterly installments of $525,000 beginning September 30, 2014 with the remaining balance paid at maturity.
The Term Facility was issued at a discount of 1.00%, or $2.1 million, which will be amortized as an increase in interest expense over the term of the Term Facility. We incurred an additional $10.0 million of financing fees related to the Credit Facility that have been capitalized and will be amortized over the term of the respective Term Facility and Revolving Facility.
The Borrower’s obligations under the Credit Facility are guaranteed by the Company and certain of its direct and indirect subsidiaries. The Borrower’s obligations and the guaranty obligations of the Company and its subsidiaries are secured by first-priority liens on, and security interests in, certain present and future assets of the Company, the Borrower, and the subsidiary guarantors, including pledges of the capital stock of certain of the Company’s subsidiaries.
Borrowings under the Credit Facility bear interest (i) at a base rate plus 4.50% per annum or (ii) at a reserve-adjusted eurocurrency rate plus 5.50% per annum. The minimum eurocurrency base rate for the Term Facility shall at no time be less than 1.00% per annum. Interest will be paid quarterly in arrears, and at the maturity date of each facility for loans bearing interest with reference to the base rate. Interest will be paid on the last day of selected interest periods (which will be one, three and six months), and at the maturity date of each facility for loans bearing interest with reference to the reserve-adjusted eurocurrency rate (and at the end of every three months, in the case of any interest period longer than three months). A fee equal to 5.50% per annum will be payable by the Borrower, quarterly in arrears, in respect of the daily amount available to be drawn under outstanding letters of credit and bankers’ acceptances.
The Credit Facility contains customary representations, covenants, and events of default typical for credit arrangements of comparable size, including our maintenance of a consolidated leverage ratio of not greater than: (i) 3.5 to 1.0 for the quarters ended September 30, 2014 and December 31, 2014; (ii) 3.0 to 1.0 for the quarters ending March 31, 2015 and June 30, 2015; and (iii) 2.5 to 1.0 for the quarters ending on and after September 30, 2015. The Credit Facility also contains customary material adverse effects and cross-default clauses. The cross-default clause is applicable to defaults on other indebtedness in excess of $30.0 million. We were in compliance with all covenants of the Credit Facility as of December 31, 2014.

Japanese Credit Facility
Long-term notes, including current portion, totaling $10.4 million as of December 31, 2013 were owed to a bank by our Japanese subsidiary. The notes were guaranteed by our Parent and further secured by the property, plant and equipment of our Japanese subsidiary. The original maturity dates of these loans ranged from 2014 to 2017. These long-term notes were paid in full during the second quarter of 2014 using proceeds from the Offering and the Samsung Private Placements, along with the proceeds of the $210.0 million Term Facility.

Other Financing Arrangements
We have short-term committed financing arrangements of $30.1 million at December 31, 2014, of which there were no borrowings outstanding as of December 31, 2014. Of this amount, $14.3 million is unavailable because it relates to the issuance of third party letters of credit and bank guarantees. Interest rates are negotiated at the time of the borrowings.
The estimated fair value of our debt was $200.6 million and $9.8 million as of December 31, 2014 and December 31, 2013, respectively. Fair value of this debt is calculated using a discounted cash flow model (Level 2 assumptions) with consideration for our non-performance risk (Level 3 assumptions).

Maturities
The aggregate amounts of payments on long-term debt, excluding affiliate debt, after December 31, 2014 are as follows:

	2015	2016	2017	2018	2019	Total
In millions
Maturities of long-term debt	$2.1	$2.1	$2.1	$2.1	$200.6	$209.0